LEXARIA CORP.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

INSTRUCTIONS TO PURCHASER

1.	ALL purchasers must complete ALL the information in the boxes on page - 1 - and sign where indicated with an "X".

2.	This financing is being offered only to "accredited investors" (within the meaning of US and Canadian securities laws).

3.

ALL investors must complete Page 2 UNLESS you are subscribing through a person registered as a broker, an exempt market dealer (as defined in National Instrument 31-103 – Registration Requirements and Exemptions) or you are acquiring the Securities directly from Lexaria Corp. without involvement of a finder, you must complete and sign the "Risk Acknowledgement Form" on page 2 of this Subscription Agreement.

4.

If you are a purchaser resident in a province of Canada, you must complete pages 3- 8 and sign the Canadian Accredited Investor Status Certificate that starts on page 3 of this Subscription Agreement. If you are an individual Accredited Investor, you must also complete Exhibit A to the Accredited Investor Certificate.

5.

If you are a "U.S. Purchaser", you must complete pages 12-15 and sign the certification that starts on page 12 of this Subscription Agreement. A "U.S. Purchaser" is (a) any "U.S. person" as defined in Regulation S under United States federal securities laws, (b) any person purchasing securities on behalf of any "U.S. Person" or any person in the United States, (c) any person that receives or received an offer of the securities while in the United States, (d) any person that is in the United States at the time the purchaser’s buy order was made or this subscription agreement was executed or delivered. "U.S. person" includes but is not limited to (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any partnership or corporation organized outside the United States by a U.S. person principally for the purpose of investing in securities not registered under the U.S. Securities Act of 1933, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; (iv) any estate or trust of which any executor or administrator or trustee is a U.S. person.

6.	Page 16 is for future reference only regarding removal of restricted legends from stock certificates. Not to be completed at this time.

7.	Page 26 provides instructions for wiring funds directly to Lexaria Corp. All payments must be in US dollars only.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:           LEXARIA CORP., (the "Issuer"), of 950 – 1130 West Pender Street, Vancouver, BC V6E 4A4

Subject and pursuant to the terms set out in the Terms on pages 9 to 11, the General Provisions on pages 17 to 25 and the other appendices, acknowledgements, provisions and forms attached which are hereby incorporated by reference, the undersigned purchaser (the "Purchaser") hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

Number of Units purchased (minimum 125,000 Units): _____________________________________________________Units
US$0.08 Unit for a total purchase price of US$ (minimum US$10,000): US$ __________________________________________
The Purchaser currently owns, directly or indirectly, the following securities of the Issuer:
__________________________________________________________________________________________________
[Check if applicable] The Purchaser is: [ ] an insider of the Issuer [ ] a member of a Pro Group [ ] a director, officer or Promoter of the Issuer

The Purchaser directs the Issuer to issue, register and deliver the certificates representing the Purchased Securities as follows:

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS

Name to appear on certificate	Name and account reference, if applicable

Account reference if applicable	Contact name

Address	Address

Telephone Number

EXECUTED by the Purchaser this _______day of _____________, 2016. By executing this Subscription Agreement, the Purchaser certifies that the Purchaser and any beneficial purchaser for whom the Purchaser is acting is resident in the jurisdiction shown as the "Address of Purchaser".

EXECUTION BY PURCHASER:

Accepted this day of ________________, 2016	X
Signature of individual (if Purchaser is an individual)

LEXARIA CORP.	X
Per:	Authorized signatory (if Purchaser is not an individual)

Authorized signatory	Name of Purchaser and/or authorized signatory (please print)

Name of beneficial purchaser for whom Purchaser is contracting (if applicable) (please print)

Address of Purchaser (residence)

Address of beneficial purchaser (if applicable)

Telephone number and e-mail address

The Issuer accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

RISK ACKNOWLEDGEMENT FORM

Risk Acknowledgement under BCI 32-513
Registration exemption for trades
in connection with certain prospectus-exempt distributions

Name of Issuer: LEXARIA CORP.

Name of Seller: _____________________________________________________________

I acknowledge that

o	the person selling me these securities is not registered with a securities regulatory authority and is prohibited from telling me that this investment is suitable for me;

o	the person selling me these securities does not act for me;

o	this is a risky investment and I could lose all my money;

o	the person selling me these securities has not provided financial services to me other than in connection with a Prospectus-Exempt Distribution;

o	the person selling me these securities does not hold or have access to my assets;

o	I am investing entirely at my own risk.

Date

_______________________________________________
Signature of Subscriber

_______________________________________________
Print name of Subscriber

_______________________________________________
Name of salesperson acting on behalf of seller

Sign two copies of this document. Keep one copy for your records.

National Instrument 45-106 Prospectus Exemptions may require you to sign an additional risk acknowledgement form. If you want advice about the merits of this investment and whether these securities are a suitable investment for you, contact a registered adviser or dealer.

CANADIAN ACCREDITED INVESTOR STATUS CERTIFICATE

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

In connection with the purchase by the undersigned Subscriber of the Subscriber’s Units, the Subscriber, on its own behalf and on behalf of each of the beneficial purchasers for whom the Subscriber is acting, hereby represents, warrants, covenants and certifies to the Corporation (and acknowledges that the Corporation and its counsel are relying thereon) that:

(a)

the Subscriber, or each of the beneficial purchasers for whom the Subscriber is acting, is purchasing the Subscriber’s Units as principal for its own account and not for the benefit of any other person;

(b)

the Subscriber, or each of the beneficial purchasers for whom the Subscriber is acting, is an "accredited investor" within the meaning of NI 45-106 on the basis that the undersigned fits within the category of an "accredited investor" reproduced below beside which the undersigned has indicated the undersigned belongs to such category;

(c)	upon execution of this Schedule "A", including if applicable Exhibit "A" attached hereto, by the Subscriber, this Schedule "A" shall be incorporated into and form a part of the Subscription Agreement.

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

[ ]	(a)	except in Ontario, a Canadian financial institution, or a Schedule III bank;

[ ]	(a.1)

in Ontario, a financial institution that is (i) a bank listed in Schedule I, II or III of the Bank Act (Canada); (ii) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of the Securities Act (Ontario); or (iii) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;

[ ]	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

[ ]	(c)

a subsidiary of any person or company referred to in paragraphs (a), (a.1) or (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]	(d)	a person or company registered under the securities legislation of a jurisdiction (province or territory) of Canada as an adviser or dealer, except as otherwise prescribed by the regulations;

[ ]	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

[ ]	(e.1)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

[ ]	(f)

the Government of Canada or a jurisdiction (province or territory) of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction (province or territory) of Canada;

[ ]	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

[ ]	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

[ ]	(i)

a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction (province or territory) of Canada;

[ ]	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000;

[ ]	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;

[ ]	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

[ ]	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

[ ]	(n)

an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in sub- paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

[ ]	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

[ ]	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

[ ]	(q)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

[ ]	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

[ ]	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

[ ]	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

[ ]	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or

[ ]	(w)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

For the purposes hereof, the following definitions are included for convenience:

(a)	"bank" means a bank named in Schedule I or II of the Bank Act (Canada);

(b)

"Canadian financial institution" means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(c)	"company" means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(d)	"financial assets" means (i) cash, (ii) securities, or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(e)

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(f)	"investment fund" has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

(g)	"person" includes

(i)          an individual,

(ii)         a corporation,

(iii)        a partnership, trust, fund and an association, syndicate, organization or other organized group of persons whether incorporated or not, and

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

(iv)        an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

(h)	"related liabilities" means (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (ii) liabilities that are secured by financial assets;

(i)	"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(j)

"spouse" means, an individual who, (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(k)	"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

In NI 45-106 a person (first person) is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

In NI 45-106 a trust company or trust corporation described in paragraph (p) above of the definition of "accredited investor" (other than in respect of a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) is deemed to be purchasing as principal.

In NI 45-106 a person described in paragraph (q) above of the definition of "accredited investor" is deemed to be purchasing as principal.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Corporation prior to the Closing Time.

Dated: _______________________________	Signed: ______________________________________

Witness (If Subscriber is an Individual)	Print the name of Subscriber

Print Name of Witness	If Subscriber is not an Individual,
print name and title of Authorized Signing Officer

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

EXHIBIT "A" TO SCHEDULE "A"

Risk Acknowledgement Form for Individual Accredited Investors for Canadian Residents

WARNING TO INVESTORS

This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER
1. About your investment
Type of securities: Equity Units	Issuer: Lexaria Corp.
Purchased from: Lexaria Corp.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE SUBSCRIBER
2. Risk acknowledgement
This investment is risky. Initial that you understand each of the following:	Your Initials
Risk of loss - You could lose your entire investment of $ _____________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk - You may not be able to sell your investment quickly - or at all.
Lack of information - You may receive little or no information about your investment.
Lack of advice - You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
• Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
• Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the Subscriber with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER
6. For more information about this investment
Lexaria Corp.
950 – 1130 West Pender Street
Vancouver, BC V6E 4A4
Attention: Chris Bunka

Tel: 604-602-1675
Fax: 604-685-1675

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

TERMS

Reference date of this Subscription Agreement	March 8, 2016 (the "Agreement Date")

The Offering

The Issuer	LEXARIA CORP.

Offering	The offering (the "Offering") consists of an aggregate of up to 5,000,000 units of the Issuer (the "Units") for maximum gross proceeds of US$400,000

Purchased Securities

The "Purchased Securities" are Units. Each Unit consists of one previously unissued common share, as presently constituted (a "Share") and one non- transferable common share purchase warrant (each warrant, a "Warrant") of the Issuer. One Warrant will entitle the holder, on exercise, to purchase one additional common share of the Issuer (a "Warrant Share") at a price of US$0.15 per Warrant Share at any time until the close of business on the day which is 18 months from the date of issue of the Warrant.

Total amount	Up to US$400,000

Price	US$0.08 per Unit

Fees

The Issuer, in its sole discretion, may pay finder's fees to certain arm's length parties (the "Finders") in connection with the completion of the Offering and in accordance with application securities laws. Such finder's fee will be up to 7% of the aggregate subscription proceeds realized from the sale of the Units by the respective Finder, payable in cash only, and Broker’s warrants up to 7% of the aggregate Units sold by the applicable Finder. Each broker’s warrant will be exercisable into one single common Share (a "Warrant Share") at a price of US$0.15 per Warrant Share for a period of eighteen (18) months following closing of the Offering.

Warrants

The Warrants will be issued and registered in the name of the purchasers or their nominees. The Warrants will be transferable subject to resale restrictions and legends and written Issuer approval, in advance.

The certificates representing the Warrants will, among other things, include provisions for the appropriate adjustment in the class, number and price of the Warrant Shares issued upon exercise of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer’s common shares, the payment of stock dividends and the amalgamation of the Issuer

Selling Jurisdictions

The Units may be sold in the provinces of Canada and in certain overseas jurisdictions as the Issuer may determine and in the United States in accordance with available exemptions (the "Selling Jurisdictions").

Exemptions	The Offering will be made in accordance with the following exemptions from the prospectus requirements:

(a)	the "accredited investor" exemption found in section 2.3 of National Instrument 45-106 Prospectus Exemptions;

(b)	the "offshore" exemption found in BC Instrument 72-503

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

Distributions outside British Columbia; and

(c)	in the United States, Rule 506 of Regulation D and/or section 4(2) of the United States Securities Act of 1933, as amended.

Resale restrictions and legends

The Purchased Securities will be subject to hold periods of four months for certain jurisdictions and six months for certain other jurisdictions, all of which starts to run on Closing. The Purchaser acknowledges that the certificates representing the Purchased Securities will bear legends in substantially the following form:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [insert the date that is four months and a day after the distribution date.]"

"THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT"

Certificates representing Purchased Securities issued to U.S. Purchasers will bear additional legends as set forth in the "Certification of US Purchaser".

Purchasers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

Closing Date	Payment to the Issuer for, and delivery of, the Units is scheduled to occur on March 8, 2016 at 10 AM PST, or on such other date or dates as may be determined by the Issuer (the "Closing Date").

Additional definitions	In the Subscription Agreement, the following words have the following meanings unless otherwise indicated:

(a)	"Purchased Securities" means the Units purchased under this Subscription Agreement;

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

(b)	"Securities" means the Shares, the Warrants and the Warrant Shares;

(c)	"Warrants", as defined above, includes the certificates representing the Warrants.

The Issuer

Jurisdiction of organization	The Issuer is incorporated under the laws of the State of Nevada.

Stock exchange listings	The common shares of the Issuer are listed on the Canadian Securities Exchange (the "Exchange") and available to be traded on the US OTC Bulletin Board.

End of Terms

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

PROVISIONS APPLICABLE TO A UNITED STATES PURCHASER

CERTIFICATION OF U.S. PURCHASER

NOTE: the provisions on this page are applicable ONLY if the Purchaser is in the United States or is a "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended.

(Capitalized terms not specifically defined in this Certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached.)

In connection with the execution of the Subscription Agreement to which this Schedule is attached, the undersigned (the "Purchaser") represents and warrants to the Issuer that:

1.

It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment.

2.

The Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities.

3.

It is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws.

4.

It understands the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements.

5.

If the Purchaser is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an "X" on the appropriate lines):

_________

A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date of this Certification exceeds US $1,000,000 excluding the value of such person’s primary residence;

_________

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

6.	If the Purchaser is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an "X" on the appropriate lines):

_________

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000;

_________

A trust that (a) has total assets in excess of US $5,000,000, (b) was not formed for the specific purpose of acquiring the Securities and (c) is directed in its purchases of securities by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Securities;

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

NOTE: the provisions on this page are applicable ONLY if the Purchaser is in the United States or is a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended.

_________	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

_________	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

_________	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or

_________	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

7.

It has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

8.	If it decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

	(a)	the sale is to the Issuer;

	(b)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

(c)

the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws; or

	(d)	the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities; and

	(e)	it has prior to such sale pursuant to subsection (c) or (d) furnished to the Issuer an opinion of counsel reasonably satisfactory to the Issuer.

9.	The certificates representing the Securities (and any certificates issued in exchange or substitution for the Securities) will bear a legend in substantially the form as follows:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OR (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA."

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

NOTE: the provisions on this page are applicable ONLY if the Purchaser is in the United States or is a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended.

Delivery of certificates bearing such a legend may not constitute "good delivery" in settlement of transactions on Canadian stock exchanges or over-the-counter markets. If the Issuer is a "foreign issuer" with no "substantial U.S. market interest" (all within the meaning of Regulation S under the 1933 Act) at the time of sale, a new certificate, which will constitute "good delivery", will be made available to the Purchaser upon provision by the Purchaser of a declaration in the form attached as Appendix "A" together with such other evidence of the availability of an exemption as the Issuer or its transfer agent may reasonably require.

Certificates representing Warrants, and all certificates issued in exchange therefore or in substitution thereof, shall bear the following legend in substantially the following form:

"THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A "U.S. PERSON" OR A PERSON IN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT."

10.

It understands and agrees that there may be material tax consequences to the Purchaser of an acquisition or disposition of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such Securities, in particular, no determination has been made whether the Issuer will be a "passive Foreign investment company" ("PFIC") within the meaning of Section 1291 of the United States Internal Revenue Code.

11.

It understands and agrees that the financial statements of the Issuer may have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies.

12.

It consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Certification and the Subscription Agreement.

13.

It is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the "United States"), a "U.S. Person" as such term is defined in Regulation S of the 1933 Act or was in the United States at the time the securities were offered or the Subscription Agreement was executed.

14.

It understands that the Securities are "restricted securities" under applicable federal securities laws and that the 1933 Act and the rules of the SEC provide in substance that the Purchaser may dispose of the Securities only pursuant to an effective registration statement under the 1933 Act or an exemption therefrom, and, other than as set out herein, the Purchaser understands that the Issuer has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder). Accordingly, the Purchaser understands that absent registration, under the rules of the SEC, the Purchaser may be required to hold the Securities indefinitely or to transfer the Securities in "private placements" which are exempt from registration under the 1933 Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the Purchaser. As a consequence, the Purchaser understands that it must bear the economic risks of the investment in the Securities for an indefinite period of time.

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

NOTE: the provisions on this page are applicable ONLY if the Purchaser is in the United States or is a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended.

15.

It has no intention to distribute, and shall not transfer, either directly or indirectly any of the Securities to any person within the United States or to U.S. persons, as defined in Regulations S (a "US Person") except pursuant to an effective registration statement under the 1933 Act, or an exemption therefrom.

16.

It has no intention to distribute, and shall not transfer, either directly or indirectly any of the Securities to any person within the United States or to U.S. persons, as defined in Regulations S (a "US Person") except pursuant to an effective registration statement under the 1933 Act, or an exemption therefrom.

The statements made in this Certification are true and accurate to the best of my information and belief and I will promptly notify the Issuer of any changes in the answers.

ONLY U.S. PURCHASERS NEED COMPLETE AND SIGN

Dated _____________________________, 2016

X
Signature of individual (if Purchaser is an individual)

X
Authorized signatory (if Purchaser is not an individual)

Name of Purchaser (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

APPENDIX "A"

Declaration for removal of legend (To Be Completed at Time of FUTURE Legend Removal)

TO:	Computershare Trust Company of Canada as registrar and transfer agent for the common shares of LEXARIA CORP. (the "Company").

The undersigned (A) acknowledges that the sale of the common shares represented by certificate number _______________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act"), and (B) certifies that (1) the undersigned is not an "affiliate" (as defined in Rule 405 under the 1933 Act) of the Company; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) under the 1933 Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities; and (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the 1933 Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

By: __________________________________ Dated: ____________________________

Signature

Name (please print)

Affirmation by Seller’s Broker-Dealer

We have read the foregoing representations of our customer, _________________________ (the "Seller") dated _______________________, with regard to the sale, for such Seller’s account, of the common shares represented by certificate number ______________ of the Company described therein, and we hereby affirm that, to the best of our knowledge and belief, the facts set forth therein are full, true and correct.

__________________________________________

Name of Firm

By: _______________________________________

Authorized officer

Date: _____________________________________

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

GENERAL PROVISIONS

1        DEFINITIONS

1.1        In the Subscription Agreement (including the first (cover) page, the Terms on pages 9 to 11, the General Provisions on pages 17 to 25 and the other appendices, acknowledgements, provisions and forms incorporated by reference), the following words have the following meanings unless otherwise indicated:

(a)	"1933 Act" means the United States Securities Act of 1933, as amended;

(b)

"Applicable Legislation" means, as applicable, the securities laws, regulations, rules, rulings and orders in the Selling Jurisdictions in Canada and in jurisdictions where the Issuer is a reporting issuer and all applicable administrative policy statements issued by the securities regulatory authorities in each of the Selling Jurisdictions in Canada and in jurisdictions where the Issuer is a reporting issuer together with the applicable rules and policies of the Exchange;

(c)	"Closing" means the completion of the sale and purchase of the Purchased Securities;

(d)	"Closing Date" has the meaning assigned in the Terms;

(e)	"Commissions" means the securities regulatory authorities in each of the Selling Jurisdictions in Canada and in jurisdictions where the Issuer is a reporting issuer;

(f)	"Exchange" has the meaning assigned in the Terms;

(g)	"Final Closing" means the last closing under the Private Placement;

(h)	"General Provisions" means those portions of the Subscription Agreement headed "General Provisions" and contained on pages 17 to 25;

(i)	"Personal Information" means any information about an identifiable individual, and includes information provided by the Purchaser in this Subscription Agreement;

(j)	"Private Placement" means the offering of the Purchased Securities on the terms and conditions of the Agency Agreement and this Subscription Agreement;

(k)	"Purchased Securities" has the meaning assigned in the Terms;

(l)	"Regulation S" means Regulation S promulgated under the 1933 Act;

(m)	"Regulatory Authorities" means the Commissions and the Exchange;

(n)	"Securities" has the meaning assigned in the Terms;

(o)	"Selling Jurisdictions" has the meaning assigned in the Terms;

(p)

"Subscription Agreement" means the first (cover) page, the Terms on pages 9 to 11, the General Provisions on pages 17 to 25 and the other appendices, acknowledgements, provisions and forms incorporated by reference;

(q)	"Terms" means those portions of the Subscription Agreement headed "Terms" and contained on pages 9 to 11; and

1.2        In the Subscription Agreement, the following terms have the meanings defined in Regulation S: "U.S. Person" and "United States".

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

1.3        In the Subscription Agreement, unless otherwise specified, currencies are indicated in Canadian dollars.

1.4        In the Subscription Agreement, other words and phrases that are capitalized have the meaning assigned in the Subscription Agreement.

2        REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

2.1        Acknowledgements concerning the Private Placement

The Purchaser acknowledges that:

(a)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(b)	there is no government or other insurance covering the Securities;

(c)

there are risks associated with the purchase of the Securities and the Purchaser is knowledgeable or experienced in business and financial matters and is capable of evaluating the merits and risks of an investment in the Purchased Securities and is capable of bearing the economic risk of the investments;

(d)

there are restrictions on the Purchaser’s ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities;

(e)

the Issuer has advised the Purchaser that the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell securities through a person registered to sell securities under the Applicable Legislation and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Legislation, including, in most circumstances, statutory rights of rescission or damages, will not be available to the Purchaser;

(f)

no prospectus has been or is intended to be filed by the Issuer with the Commissions in connection with the issuance of the Purchased Securities, the issuance is intended to be exempted from the prospectus and registration requirements of the Applicable Legislation and as a consequence of acquiring the Purchased Securities pursuant to these exemptions:

	(i)	the Purchaser is restricted from using most of the civil remedies available under the Applicable Legislation;

	(ii)	the Purchaser may not receive information that would otherwise be required to be provided to the Purchaser under the Applicable Legislation; and

	(iii)	the Issuer is relieved from certain obligations that would otherwise apply under the Applicable Legislation;

(g)

the Securities have not been registered under the 1933 Act and may not be offered or sold in the United States unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and the Issuer has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Purchased Securities or any of the Securities;

(h)

the Purchaser understands and agrees that offers and sales of any of the Securities prior to the expiration of a period of six months after the date of the issuance of the Securities (the six month period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state securities laws; and

(i)	the Purchaser acknowledges that the Issuer’s counsel is acting as counsel to the Issuer and not as counsel to the Purchaser.

2.2        Representations by all Purchasers

The Purchaser represents and warrants to the Issuer that, as at the Agreement Date and as at the Closing Date:

(a)	if the Purchaser is a resident of Canada, the Purchaser complies with one of the following:

(i)

the Purchaser is purchasing as principal or is deemed to be purchasing as principal in accordance with Applicable Legislation and meets the definition of "accredited investor" as such term is defined under National Instrument 45-106 Prospectus and Registration Exemptions and has completed and signed the Accredited Investor Form which begins on page Error! Bookmark not defined.; or

(ii)

the Purchaser is purchasing as principal and has purchased that number of Purchased Securities having an acquisition cost to the Purchaser of not less than $150,000 to be paid in cash on the Closing Date; or

(iii)

if the Purchaser is a resident of a province or territory other than Ontario, the Purchaser has completed and signed the Risk Acknowledgement Form which begins on page 2 and if the Purchaser is a resident of Alberta, Saskatchewan, Manitoba, Yukon, Northwest Territories, Nunavut, Prince Edward Island or Québec the Purchaser has completed the "Eligible Investor Form" that begins on page - 3 - if the Purchaser is purchasing Purchased Securities for an aggregate acquisition of more than $10,000;

(b)

the Purchaser is not a person created or used solely to purchase or hold securities in order to comply with an exemption from the prospectus requirements of Applicable Legislation and if the Purchaser is not an individual, it pre-existed the Offering and has a bona fide purpose other than investment in the Purchased Securities;

(c)

in the case of the purchase by the Purchaser of the Purchased Securities as agent or trustee for any principal, the Purchaser is the duly authorized trustee or agent of such beneficial purchaser with due and proper power and authority to execute and deliver, on behalf of each such beneficial purchaser, this Subscription Agreement and all other documentation in connection with the purchase of the Purchased Securities hereunder, to agree to the terms and conditions herein and therein set out and to make the representations, warranties, acknowledgements and covenants herein and therein contained, all as if each such beneficial purchaser were the Purchaser and is subscribing as principal for its own account and not for the benefit of any other person for investment only and not for resale and the Purchaser’s actions as trustee or agent are in compliance with applicable law and the Purchaser and each beneficial purchaser acknowledges that the Issuer may be required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of Purchased Securities for whom it may be acting;

(d)

the Purchaser and any beneficial purchaser for whom it is acting is resident in the jurisdiction set out on the execution page of this Subscription Agreement, such address was not created and is not used solely for the purpose of acquiring the Purchased Securities and the Purchaser was solicited to purchase in such jurisdiction;

(e)

the Purchaser has properly completed, executed and delivered the applicable form(s) set forth on the cover page of this Agreement and such forms contain information about the Purchaser that is true and accurate as of the date of signing and will be true and correct as at the Closing Date;

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

(f)

the Purchaser has not received, nor has the Purchaser requested, nor does the Purchaser have any need to receive, any document describing the business and affairs of the Issuer in order to assist the Purchaser in making an investment decision in respect of the Purchased Securities and the Purchaser has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Purchased Securities;

(g)	no person has made to the Purchaser any written or oral representations:

	(i)	that any person will resell or repurchase the Securities;

	(ii)	that any person will refund the purchase price of the Purchased Securities;

	(iii)	as to the future price or value of any of the Securities; or

(iv)

that any of the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Securities for trading on any stock exchange other than the Shares and Warrant Shares on the Exchange;

(h)	if the Purchaser is:

(i)

a corporation, the Purchaser is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Purchased Securities as contemplated herein and to carry out and perform its covenants and obligations under the terms of this Subscription Agreement and the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

(ii)

a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

	(iii)	an individual, the Purchaser has the legal capacity and competence to enter into and to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder;

(i)	this subscription has not been solicited in any other manner contrary to the Applicable Legislation or the 1933 Act;

(j)

the Purchaser has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

(k)

the Purchaser has no knowledge of a "material fact" or "material change" (as those terms are defined in the Applicable Legislation) in the affairs of the Issuer that has not been generally disclosed to the public, except knowledge of this particular transaction;

(l)

the offer made by this subscription is irrevocable (subject to the Purchaser’s right to withdraw the subscription and to terminate the obligations as set out in this Subscription Agreement) and requires acceptance by the Issuer and approval of the Exchange;

(m)

the Purchaser is not a "control person" of the Issuer as defined in the Applicable Legislation, will not become a "control person" by virtue of this subscription for the Securities and does not intend to act in concert with any other person to form a control group of the Issuer;

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

(n)	unless the Purchaser has executed the "Certification of U.S. Purchaser" that begins on page 12:

	(i)	the offer was not made to the Purchaser when the Purchaser was in the United States and, at the time the Purchaser’s buy order was made, the Purchaser was outside the United States;

	(ii)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act;

	(iii)	the Purchaser has no intention to distribute either directly or indirectly any of the Securities in the United States, except in compliance with the 1933 Act;

	(iv)	the Purchaser is not a U.S. Person; and

	(v)	the Purchaser is not and will not be purchasing Purchased Securities for the account or benefit of any U.S. Person;

(o)

if the Purchaser is a resident of an International Jurisdiction (which is defined herein to mean a country other than Canada or the United States), then the Purchaser on its own behalf and, if applicable on behalf of others for whom it is hereby acting that:

(i)

the Purchaser is knowledgeable of, or has been independently advised as to, the International Securities Laws (which is defined herein to mean, in respect of each and every offer or sale of Purchased Securities, any securities laws having application to the Purchaser and the Private Placement other than the laws of Canada and the United States and all regulatory notices, orders, rules, regulations, policies and other instruments incidental thereto) which would apply to this subscription, if any;

(ii)

the Purchaser is purchasing the Purchased Securities pursuant to an applicable exemption from any prospectus, registration or similar requirements under the International Securities Laws of that International Jurisdiction, or, if such is not applicable, the Purchaser is permitted to purchase the Purchased Securities under the International Securities Laws of the International Jurisdiction without the need to rely on exemptions;

(iii)

the subscription by the Purchaser does not contravene any of the International Securities Laws applicable to the Purchaser and the Issuer and does not give rise to any obligation of the Issuer to prepare and file a prospectus or similar document or to register the Securities or to be registered with any governmental or regulatory authority;

(iv)

the International Securities Laws do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(v)

the Securities are being acquired for investment purposes only and not with a view to resale and distribution, and the distribution of the Securities to the Purchaser by the Issuer complies with all International Securities Laws;

(p)	this Subscription Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser enforceable against the Purchaser;

(q)

the Purchaser has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Purchaser resides and confirms that no representation has been made respecting the applicable hold periods for the Securities and acknowledges that the hold period indicated in the Terms does not constitute such representation and is aware of the risks and other characteristics of the Securities and of the fact

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

that the Purchaser may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policies;

(r)

the Purchaser is capable of assessing the proposed investment as a result of the Purchaser’s financial and business experience or as a result of advice received from a registered person other than the Issuer or any affiliates of the Issuer;

(s)

if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issuance of the Securities as may be required; and

(t)	the funds representing the aggregate subscription price for the Purchased Securities which will be advanced by the Purchaser hereunder will not represent proceeds of crime for the purposes of the

Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the Purchaser acknowledges that the Issuer may in the future be required by law to disclose the Purchaser’s name and other information relating to this Subscription Agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to such Act. To the best of its knowledge: (a) none of the subscription funds to be provided by the Purchaser (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Purchaser; and (b) the Purchaser shall promptly notify the Issuer if the Purchaser discovers that any of such representations ceases to be true, and to provide the Issuer with appropriate information in connection therewith.

2.3        Reliance, indemnity and notification of changes

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on pages 9 to 11, the General Provisions on pages 17 to 25 and the other appendices, acknowledgements, provisions and forms incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Purchased Securities, and the Purchaser hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 9 to 11, the General Provisions on pages 17 to 25 and the other appendices, acknowledgements, provisions and forms incorporated by reference) which takes place prior to the Closing.

2.4        Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

3        REPRESENTATIONS AND WARRANTIES OF THE ISSUER

By executing this Subscription Agreement, the Issuer represents, warrants and covenants to the Purchaser, which representations, warranties and covenants will be true and correct as of the Closing Date (as herein defined) with the same force and effect as if made at and as of the Closing (and acknowledges that the Purchaser is relying thereon) that:

a)

The Issuer has been duly incorporated and organized and is a valid and subsisting Issuer under the laws of the State of Nevada and is duly qualified to carry on business in each jurisdiction wherein the carrying out of the activities contemplated makes such qualifications necessary;

b)	The shares which form a part of the Units will, upon issue and delivery, be validly issued as fully paid and non-assessable.

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

c)	The Issuer has the full corporate right, power and authority to execute this Subscription Agreement, and to issue the Units to the Purchaser pursuant to the terms of this Subscription Agreement

d)	This Subscription Agreement constitutes a binding and enforceable obligation of the Issuer, enforceable in accordance with its terms.

e)	This Subscription has been given for valuable consideration and is irrevocable, except with the written consent of the Issuer.

f)

The Issuer has filed all forms, reports, documents and information required to be filed by it, whether pursuant to applicable securities laws or otherwise, with the Exchange (or one of its predecessors) or the applicable securities regulatory authorities (the "Disclosure Documents"). As of the time the Disclosure Documents were filed with the applicable securities regulators and on SEDAR (System for Electronic Document Analysis and Retrieval) as applicable (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the Disclosure Documents complied in all material respects with the requirements of the applicable securities laws; and (ii) none of the Disclosure Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

g)

The financial statements of the Issuer contained in the Disclosure Documents : (i) complied as to form in all material respects with the published rules and regulations under the applicable securities laws; (ii) were reported in accordance with United States generally accepted accounting principles or International Financial Reporting Standards, as the case may be; and (iii) present fairly the consolidated financial position of the Issuer and its subsidiaries, if any, as of the respective dates thereof and the consolidated results of operations of the Issuer and its subsidiaries, if any, for the periods covered thereby.

h)	There is no "material fact" or "material change" (as those terms are defined in the Acts) in the affairs of the Issuer that has not been generally disclosed to the public.

4        PERSONAL INFORMATION

The Purchaser provides its consent to:

(a)

the disclosure of Personal Information by the Issuer to the Exchange, to the Ontario Securities Commission and to any other applicable securities regulatory authorities, the Issuer’s registrar and transfer agent, legal counsel and any other party involved in the purchase and sale of the Purchased Securities;

(b)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 1, or as otherwise identified by the Exchange, from time to time; and

(c)	the collection, use and disclosure of Personal Information by the Commissions for the purposes described in Appendix 1.

5        ISSUER’S ACCEPTANCE

This Subscription Agreement, when executed by the Purchaser, and delivered to the Issuer, will constitute a subscription for the Purchased Securities which will not be binding on the Issuer until accepted by the Issuer by executing this Subscription Agreement in the space provided on the face page(s) of this Subscription Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Purchaser, this Subscription Agreement will be entered into on the date of such execution by the Issuer.

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

6        CLOSING

6.1        The Purchaser acknowledges that, although Purchased Securities may be issued to other purchasers under the Private Placement concurrently with the Closing, there may be other sales of Purchased Securities under the Private Placement, some or all of which may close before or after the Closing. The Purchaser further acknowledges that there is a risk that insufficient funds may be raised on the Closing to fund the Issuer’s objectives and that further closings may not take place after the Closing.

6.2        On or before the Closing Date, the Purchaser will deliver to the Issuer the Subscription Agreement and all applicable acknowledgements, provisions and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Purchaser.

6.3        At Closing, the Issuer will deliver the certificates representing the Purchased Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee.

7        MISCELLANEOUS

7.1        The Purchaser agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement.

7.2        The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other acknowledgements, provisions, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

7.3        The Issuer may rely on delivery by fax machine or e-mail of an executed copy of this subscription, and acceptance by the Issuer of such faxed or e-mailed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement. If less than a complete copy of this Subscription Agreement is delivered to the Issuer at Closing, the Issuer and its advisors are entitled to assume that the Purchaser accepts and agrees to all of the terms and conditions of the pages not delivered at Closing unaltered.

7.4        Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer’s having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

7.5        This Subscription Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Subscription Agreement.

7.6        Time is of the essence of this Subscription Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

7.7        Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

7.8        The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

7.9        This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

7.10      A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 1.

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

7.11      The contract arising out of this Subscription Agreement and all documents relating thereto, have been or will be drafted in English only by common accord among the parties. Le soussigné reconnaît par les présentes qu’il a exigé que le contrat résultant de cette convention de souscription ainsi que tous documents y afférents soient rédigés en langue anglaise seulement.

7.12      This Subscription Agreement is to be read with all changes in gender or number as required by the context.

7.13      This Subscription Agreement will be governed by and construed in accordance with the internal laws of British Columbia (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of British Columbia with respect to any dispute related to this Subscription Agreement.

End of General Provisions

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)

TO SEND A WIRE TO LEXARIA’S BANK ACCOUNT, GIVE THE REMITTING BANK THE FOLLOWING INSTRUCTIONS……

US FUNDS ONLY
Minimum US$10,000

Payable To:
Lexaria Corp.
#950 – 1130 W Pender Street
Vancouver BC V6E 4A4
604-602-1675

BENEFICIARY BANK:	BANK OF MONTREAL
595 BURRARD STREET
VANCOUVER, B. C., CANADA

TRANSIT AND ACCOUNT NO.:	00044633343

SWIFT BIC ADDRESS:	BOFMCAM2

TO SEND FUNDS FROM A U.S. BANK, IT MAY BE EASIER TO SEND THROUGH OUR U.S. SUBSIDIARY:

INTERMEDIARY BANK:	WACHOVIA BANK, NA
New York
Fed wire ABA 026005092

SWIFT CODE:	PNBPUS3NNYC

End of Subscription Agreement